                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 1, 1996, except as to Notes 1 and 17 which are as of February 19, 1997, relating to the financial statements of Omniquip International, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedules for the period August 17, 1995 to September 30, 1995 and for the fiscal year ended September 30, 1996 listed under Item 16(b) of this Registration Statement when such schedules are read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included these schedules. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."



PRICE WATERHOUSE LLP
St. Louis, Missouri
February 19, 1997

                         CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated July 15, 1996, relating to the financial statements of TRAK International, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedules for the period October 1, 1994 to August 16, 1995 and for the fiscal year ended September 30, 1994 listed under Item 16(b) of this Registration Statement when such schedules are read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included these schedules. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."



PRICE WATERHOUSE LLP
St. Louis, Missouri
February 19, 1997

                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 1, 1996, relating to the financial statements of Lull Industries, Inc., which appears in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data."



PRICE WATERHOUSE LLP
St. Louis, Missouri
February 19, 1997